UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                    811-01976

                                 Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                                 New York, NY 10019

(Address of principal executive offices) (Zip code)

David M. Poppe

Ruane, Cunniff & Goldfarb Inc.

9 West 57th Street

Suite 5000

                                 New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 686-6884

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Report to Shareholders is attached herewith.

Sequoia
Fund, Inc.

ANNUAL REPORT

December 31, 2016

Sequoia Fund, Inc.

Sequoia Fund, Inc.

Illustration of An Assumed Investment of $10,000

(Unaudited)

The table below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the “Fund”) shares were first offered to the public) to December 31, 2016.This period was one of widely fluctuating common stock prices. The results shown, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Period Ended	Total Value of Shares

July 15, 1970	$10,000
May 31, 1971	11,934
May 31, 1972	13,507
May 31, 1973	11,242
May 31, 1974	10,013
May 31, 1975	13,325
May 31, 1976	17,393
May 31, 1977	22,826
Dec. 31, 1977	28,057
Dec. 31, 1978	34,771
Dec. 31, 1979	38,961
Dec. 31, 1980	43,894
Dec. 31, 1981	53,329
Dec. 31, 1982	69,920
Dec. 31, 1983	89,015
Dec. 31, 1984	105,481
Dec. 31, 1985	134,975
Dec. 31, 1986	153,027
Dec. 31, 1987	164,361
Dec. 31, 1988	182,516
Dec. 31, 1989	233,453
Dec. 31, 1990	224,586
Dec. 31, 1991	314,426
Dec. 31, 1992	343,863

Period Ended	Total Value of Shares

Dec. 31, 1993	$380,919
Dec. 31, 1994	393,633
Dec. 31, 1995	556,525
Dec. 31, 1996	677,506
Dec. 31, 1997	970,200
Dec. 31, 1998	1,312,197
Dec. 31, 1999	1,095,125
Dec. 31, 2000	1,314,850
Dec. 31, 2001	1,453,175
Dec. 31, 2002	1,414,776
Dec. 31, 2003	1,656,923
Dec. 31, 2004	1,734,116
Dec. 31, 2005	1,869,038
Dec. 31, 2006	2,024,960
Dec. 31, 2007	2,195,146
Dec. 31, 2008	1,601,905
Dec. 31, 2009	1,848,293
Dec. 31, 2010	2,208,627
Dec. 31, 2011	2,499,935
Dec. 31, 2012	2,891,849
Dec. 31, 2013	3,891,835
Dec. 31, 2014	4,185,695
Dec. 31, 2015	3,880,364
Dec. 31, 2016	3,612,432

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain year to date performance as of the most recent month end, and a copy of the prospectus by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus carefully before investing.

Shares of the Fund are offered through the Fund’s distributor, Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC is an affiliate of Ruane, Cunniff & Goldfarb Inc. and is a member of FINRA. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund, Inc.

Annual Fund Operating Expenses

(Unaudited)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses*	1.03%

*Does not reflect Ruane, Cunniff & Goldfarb Inc.’s (‘‘Ruane, Cunniff & Goldfarb’’) contractual reimbursement of a portion of the Fund’s operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb’s investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect. The expense ratio presented is from the Prospectus dated April 29, 2016. For the year ended December 31, 2016, the Fund’s annual operating expenses and investment advisory fee, net of such reimbursement, were 1.00% and 0.93%, respectively.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc.

Dear Shareholder:

Sequoia Fund’s results for the quarter and year ended December 31, 2016 appear below with comparable results for the S&P 500 Index:

To December 31, 2016	Sequoia Fund	S&P 500 Index*
Fourth quarter	3.55%	3.82%
1 Year	-6.90%	11.96%
5 Years (Annualized)	7.64%	14.66%
10 Years (Annualized)	5.96%	6.95%

The numbers shown above represent past performance and do not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Future performance may be lower or higher than the performance information shown. The performance data quoted represents past performance and assumes reinvestment of distributions.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

*The S&P 500 Index is an unmanaged capitalization-weighted index of the common stocks of 500 major US corporations.

•    •    •    •    •     •    •    •    •    •

We completed our most difficult year since Bill Ruane and Rick Cunniff nearly closed Ruane Cunniff & Co. in 1974 after four years of severe underperformance following Sequoia Fund’s launch. For the year, Sequoia declined 6.90%, net of fees, vs. an 11.96% gain for the Standard & Poor’s 500 Index. For only the third time in the history of the Fund, we’ve trailed the Index for three consecutive years. The other periods were 1970-1973 and 1988-1990. Even more disappointingly, the Fund’s 10-year annualized return of 5.96% lags the Index return of 6.95%.

Two large investments— one much more widely discussed than the other— account for Sequoia’s underperformance over the past decade:Valeant Pharmaceuticals and cash. Excluding them, the stocks in Sequoia’s portfolio returned 9.70% from 2007 through 2016, versus the aforementioned 6.95% for the Index. While there are no do-overs in our business and actual performance is all that matters, this performance gives us confidence in the Fund’s portfolio and our ability to pick stocks.

It may seem counterintuitive, but we enter 2017 with a great sense of optimism. The passion and perseverance with which every one of our 57 remarkable employees responded to the adversity of the past year was a wonder we sincerely wish Bill and Rick could have been alive to behold. The fact that one of our toughest years was also in many unseen ways one of our best is a testament to the special culture they created. Our administrative team moved mountains to communicate with clients and we began overhauls of our technology and investor relations functions that should yield tangible benefits to Fund shareholders in coming years. Our investment team displayed remarkable stability, with departures limited only to our former CEO Bob Goldfarb and our lead Valeant analyst.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

When our new investment committee structure was implemented last April, it was not in response to a problem portfolio. Rather, we inherited a healthy collection of outstanding companies that we’d helped to construct over many years— along with one large, problematic position. We exited Valeant in the second quarter and subsequently performed roughly in line with a strong stock market. Over the second half of the year, Sequoia returned 7.24% net of fees vs. 7.82% for the Index. Our cash position, which averaged 10% for the year, hurt results in a rising stock market.

We are confident that the principles passed down to us from Bill and Rick, which have served Sequoia so well in the past, will continue to serve us well and differentiate us from competitors. We remain resolutely committed to an intense research process that results in a focused portfolio of businesses we understand, managed by people we respect, and held with a long-term mindset. Despite elevated turnover in 2016, our average holding period remains unusual in the investment business. At year-end, Sequoia consisted of 27 securities, 16 of which we’ve held for at least five years. By value, more than 40% of the Fund’s assets have been held for at least 10 years. Patience allows us to ignore variables we consider unknowable, such as the annual ups and downs of the stock market and the business cycle, and focus our full attention on the questions of competition and competence that determine business performance over time. Concentration ensures that if we answer these questions correctly, our judgments will have a meaningful impact on the Fund’s results.

We have always believed that if you buy excellent companies at attractive prices and hold them for the long term, you will outperform the market averages, come what may on Wall Street or Main Street. The companies we own today have performed admirably against a tepid economic backdrop. Over the past three years, they have, on average, grown their per-share earnings 10.8% annually, while the weighted earnings of the S&P 500 components grew only 2.5% per year. When 2016 results are fully reported, we expect our portfolio will show EPS growth in mid-to-high single digits, versus flattish earnings for the Index. Looking forward, the S&P 500 trades for 17.2x current 2017 earnings estimates. Sequoia trades for 19.8x 2017 earnings estimates. Sequoia trades more dearly than the Index, but has grown much faster and earns a return on equity of 27.8% vs. 14.5% for the Index. We’re confident we have a high quality collection of businesses that is worth its premium to the market multiple.

Another reason for our optimism is that despite elevated market values, we are finding attractive places to invest Sequoia’s money. We made a number of investments in 2016 and one investment in early 2017 that feel promising.

In the second quarter, the Fund bought shares in Carmax, Chipotle Mexican Grill, Charles Schwab and Wells Fargo. In the fall, we increased the position in Carmax after it dipped, making it our largest commitment of capital for the year. At year-end, Carmax amounted to a 5.3% weighting in Sequoia. From our average cost of $51.10, Carmax rose 26% through the end of the year. Charles Schwab, acquired mostly in May 2016, rose 42% from our average cost by the end of the year. Wells Fargo rose about 9% from our basis and, with its dividend, performed in line with the market despite being tarnished by scandal.

Chipotle has been a weak performer, down 13% since purchase through the end of 2016. We knew Chipotle faced a long road to recovery after several outbreaks of food-borne illnesses frightened customers away, but we were attracted by the enormous potential of the business, which could grow for many years and generate high returns if the executive team manages the recovery adeptly. Chipotle is making changes to management and

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

its board of directors, including adding a director who played a key role in the turnaround at McDonald’s a decade ago. Recently reported sales figures for December showed encouraging gains in customer traffic, but we are watching carefully, as the pace of recovery thus far has fallen short of our initial expectations.

In the fall, we exited our small position in Walmart and replaced it with a similarly small position in Amazon. The company’s e-commerce operation (Amazon.com) and its cloud computing platform (Amazon Web Services) are two of the most advantaged businesses we’ve analyzed in quite some time. Both are growing fast and have miles of runway ahead of them. And they are run by arguably the most talented, customer-focused and long term-oriented businessman of his generation.

At a consolidated level, Amazon produces very little in the way of reported profits. Amazon Web Services, whose financials are disclosed separately, earns very rich margins, but the larger e-commerce business reports scant earnings. Our research indicates that the company’s e-commerce business has substantial earnings power that is being masked by a variety of ambitious growth investments. The Fund purchased shares at what we believe to be a reasonable multiple of underlying earnings power excluding those investments. Estimating the long-term potential of Amazon’s many investments is an inherently imprecise exercise, which is why the investment thus far has been a small one.

We do not advocate judging any investment by how it performs in the first six months, but we get a lot of questions about how our new team is gelling. Sequoia’s five new positions, which amounted to nearly 14% of its capital at year-end, outperformed the S&P 500 by 9.6 percentage points on a dollar-weighted basis over an average holding period of six months. We do not draw definitive conclusions from this short-term performance, but for what it’s worth, so far, so good.

As important as the initial performance of these new positions is the fact that we see our research engine functioning at a high level and churning out appealing uses for the Fund’s cash position. While Valeant’s underperformance relative to the S&P 500 over the course of our ownership modestly reduced Sequoia’s annual return since 2010, our outsized cash position since 2008 had a larger impact on results. During a torrid bull market from 2009 through 2014, the Fund kept 15% to 20% of its portfolio in cash, yielding nothing. While we will not change course overnight to become fully invested with the market at all-time highs, our goal is to run the Fund more invested than in the past.

At the very end of the year, we found what we believe will be another good use for our dry powder when we joined a select group of investors in purchasing a stake in Liberty Media Group, a John Malone-affiliated company, as part of Liberty’s acquisition of the Formula One auto racing business. The deal closed on January 23, and Sequoia purchased 4.7 million shares at a discounted price of $25 per share.

Recently, Liberty Media has traded above our cost basis in the public market. Sequoia’s allocation will be restricted for several months, meaning we won’t be able to sell the shares. During that time, accounting rules require us to fair value the stock which will result in a modest discount to its market price to reflect its illiquidity. Undoubtedly, the share price will fluctuate during the lock-up period, but we’re delighted to have acquired shares at what we believe is an attractive price. More importantly, we believe Formula One is a powerful global brand and Liberty will be an excellent manager. Our expectation is to own the shares for years.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

Formula One is the leading global automotive sport with an estimated 400 million fans around the world. While Formula One has grown considerably under the leadership of Bernie Ecclestone over the last three decades, we believe new management has significant opportunities to further improve and grow the sport. Liberty Chairman John Malone and CEO Greg Maffei have exceptional track records as capital allocators and value creators, and we believe they have found a superb manager in Chase Carey to run Formula One. Mr. Carey had successful tenures at Fox Broadcasting, DirecTV, News Corp. and 21st Century Fox and has particular expertise in sports businesses. We believe there is room to improve revenue from broadcast, advertising and sponsorship sources, while also developing a digital business that captures younger fans. Importantly, our return assumptions do not depend on the sport succeeding in immature markets such as the US and China.

•    •    •    •    •     •    •    •    •    •

The Fund realized a large taxable gain in 2016. In an ideal world, the years in which the Fund generated large capital gains distributions would align with years of good performance, mitigating the pain of the tax bite for our taxable shareholders. Alas, this was not the case in 2016. As we adjusted the portfolio in the wake of Bob Goldfarb’s departure, Sequoia’s taxable investors suffered the one-two punch of high capital gains distributions and poor returns. We exited stocks in which we had less conviction and trimmed some of our highly appreciated holdings when they were at attractive prices, bringing the Fund’s total positions down from 39 at the start of the year to 27. We’re happy with this more tightly focused portfolio. It wasn’t fun to realize gains, but economics must trump tax considerations when it comes to selling stocks.

Our goal is always to manage a low-turnover, tax-efficient portfolio with good investment returns. If we succeed, Sequoia will continue to carry a large unrealized capital gain on securities that have appreciated in the portfolio for many years. At year-end 2016, the unrealized gain on appreciated securities amounted to 48% of the value of a Sequoia share. The unrealized gain in Sequoia five years ago was 36%; 10 years ago it was 56% and 15 years ago it was 57%.

A large unrealized capital gain can spook prospective investors, who inherit a potential tax liability associated with the gain when they purchase shares of the Fund. However, if the Fund is run in a consistent manner, investors will leave a large unrealized capital gain and its associated tax liability to the next generation when they exit the Fund. In the meantime, if the Fund’s turnover remains low shareholders should continue to enjoy an unusually high degree of tax efficiency. Many investment firms turn their portfolios over rapidly, accumulating short-term gains, which pay taxes at a higher rate than long-term gains and qualified dividends. Over the past decade, the Fund cumulatively has taken short-term losses far in excess of short-term gains, meaning 100% of our net taxable gains have been long-term.

•    •    •    •    •     •    •    •    •    •

We are very focused on improving all aspects of the Fund’s operation. In November, we welcomed a new head of operations, Wendy Goodrich, who among her many duties is charged with upgrading our client-facing technology – improving our web site so that it offers our clients access to their account information and provides higher quality information about Sequoia. Wendy ran her own consulting business for the past 12 years in which she helped investment firms adopt and adhere to operational best practices. A major focus of her work included selecting, installing and integrating front to back office technology. She’s off to a great start and we are optimistic that Sequoia shareholders will notice significant improvements in 2017.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

In January, we welcomed two new securities analysts to the Sequoia team. Eric Liu spent the past eight years in fundamental research at a respected firm in Boston. He’s a summa cum laude graduate of Yale. Patrick Pierce got an MBA from Columbia’s value investing program in 2014 and spent the past two years at a successful, value-oriented hedge fund in San Francisco. We’re already feeling the positive impact of adding these two talented analysts to our team.

We’re extremely proud of our entire employee team. Our people are working tirelessly to improve all aspects of our business. It’s an honor and a pleasure to work beside such dedicated colleagues. We are also grateful to the Sequoia Fund Board of Directors, which worked very hard in 2016 on behalf of Fund shareholders. And of course, we’re humbled by the loyalty of the many Sequoia shareholders who have stood by us at a difficult time. We do not take your trust in us lightly.

Our annual meeting of Sequoia shareholders and other clients will take place on Friday, May 19 at 10:00 am in the Grand Ballroom of the Plaza Hotel in New York City, the same venue as last year. We look forward to seeing many of you there.

The Ruane, Cunniff & Goldfarb Investment Committee,

David M. Poppe	John B. Harris

Arman Gokgol-Kline	Trevor Magyar	D. Chase Sheridan

January 31, 2017

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance

(Unaudited)

The total return for the Sequoia Fund was -6.9% in 2016. This compares with the 12.0% return of the S&P 500 Index. Our preference is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The table below shows the 12-month stock total return for the top ten equity positions at the end of 2016.

Company	% of assets 12/31/16	Total return	% of assets 12/31/15
Berkshire Hathaway	16.9%	23.4%	13.2%
Mastercard	6.7%	6.9%	4.3%
TJX	6.4%	7.4%	6.9%
Alphabet	5.7%	1.9%	3.7%
Carmax *	5.3%	19.3%	0.0%
O’Reilly Automotive	5.1%	9.9%	6.2%
Dentsply Sirona	4.8%	-4.6%	2.0%
Constellation Software	4.3%	9.8%	2.6%
Rolls Royce	3.5%	-1.1%	2.4%
Fastenal	3.4%	18.5%	5.3%

*Note: Carmax was purchased during the year.

The underperformance of the portfolio vs. the S&P 500 in 2016 was driven in large part by the negative return from Valeant, the Fund’s largest holding (19.3%) at the beginning of the year, which suffered an 80% decline during the first six months of the year. The Fund sold its last shares of Valeant in June, 2016. The ten equity holdings listed above constituted about 65% of the Fund’s assets under management on December 31, 2016. At year-end, the Fund was 88% invested in common stocks, 2% invested in corporate bonds and 10% invested in US Treasury Bills and cash.

Berkshire Hathaway, despite tepid operating results, appreciated by 23.4% in 2016. Look-through operating earnings probably declined at a low-single-digit rate due to soft demand at the railroad and other industrial companies, the impact of continued low interest rates on its financial operations and lower favorable reserve development in casualty insurance business. We expect at least double digit earnings growth in 2017 as both the industrial economy and interest rates appear to have reached a constructive inflection point. Expanding the firm’s investing circle of interest to include previously avoided industries, Berkshire purchased common shares of several US airlines and the world’s most profitable branded consumer electronics company, Apple. Pro forma for a recently penned $10.4 billion retroactive cover with AIG, Berkshire ended the third quarter with about $95 billion in cash, providing an ample supply of dry powder for new investments.

Mastercard turned in another strong year of financial results in 2016. Ignoring the impact on comparisons of an abnormally low reported tax rate in the prior year, per-share earning power increased at a rate in the high teens, despite significant currency headwinds. The company’s business model remains very attractive, and powerful trends favoring electronic payments continue to drive steady growth. We observe an increased level of competitive intensity in the domestic market for signature-based debit card transactions, but the US accounts for well under half of Mastercard’s revenue, and signature debit transactions account for only a portion of US revenue. The outlook for Mastercard’s profits and competitive standing appears very promising over the short to intermediate term. Longer term, we continue to monitor potential technological threats to the company’s position in the payments ecosystem. While Mastercard’s many virtues are well appreciated by the stock market, the company’s valuation seems reasonable in light of its attractive economics, growth prospects and competitive dynamics.

TJX continues to generate outstanding sales gains at its off-price stores, but in recent years has struggled to translate robust customer engagement into satisfactory earnings growth. For the past two years, the company has wrestled with higher entry-level wages, elevated

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

expenses related to expansion and the impact of adverse foreign currency translation. We trimmed our holdings in both 2015 and 2016, though TJX remains an important position. We believe the company may turn a corner on some of its challenges in 2017. Even as online retailers gobble up chunks of market share from brick-and-mortar stores, TJX’s store traffic keeps growing. We believe US stores that are over 20 years old have been posting same store sales increases of about 3% recently, a very healthy sign. The customer base is getting younger, with particularly strong growth at TJ Maxx and Marshall’s among shoppers aged 18-35. The HomeGoods chain has grown sales per store by about 50% over the past seven years, even as it opened hundreds of new stores. And TJX’s business in Canada is at least as strong as the US, a fact that is partially masked by a weak Canadian dollar. We believe wage pressure in the US and UK will continue to pinch operating margins in 2017, but at some point foreign currency translation pressure should ease. The company launched operations in three new countries in 2015 – Australia, the Netherlands and Austria – and absorbed start-up losses in those markets in 2016. It also opened two new distribution centers last year, and will open two more in 2017. These will depress operating margins initially but ultimately should support long-term growth. A potential wildcard is tax reform. TJX pays a 38% corporate tax rate. A reduction to a 32% tax rate would boost earnings per share by about 10%. Also, we believe TJX has roughly $1.5 billion in cash stranded in Canada. If tax reform allowed TJX to repatriate that money to the US, it could fund an acceleration in the return of cash to shareholders via stock buyback or dividend. At the core, TJX has a value proposition that is popular with consumers and a business model that is difficult to replicate.

Alphabet’s performance in 2016 is difficult to describe without resorting to superlatives. For the full year, consolidated revenue net of foreign currency impacts grew 24% on top of a very strong performance in 2015, while operating income grew 23% and GAAP EPS grew 18%, a remarkable performance for a company of

Alphabet’s size. The primary driver was mobile search monetization, followed by You Tube monetization and growth in programmatic advertising. Just a few years ago there were spirited debates among analysts over whether user migration to mobile computing would cannibalize desktop search or emerge as a source of incremental revenue for Alphabet. That question has been answered, although the beneficial impact on Alphabet’s revenue is too substantial to be termed “incremental.”

With mobile search on a path toward maturation, Alphabet has quickly moved from a “mobile first” approach to customer engagement to an intense focus on artificial intelligence, or AI. Alphabet’s prescient and longstanding investments in areas such as natural language recognition and machine learning have positioned the company to compete effectively as consumers begin to interface with their computers in new ways. Difficult problems such as universal translation, natural language recognition, image recognition, and automated navigation require more than just great software. They require the ability to deploy vast computing resources efficiently and at scale, and we feel very few companies are as adept at managing hyper-scale computing infrastructure as Alphabet. The company numbers among just a handful of global competitors with the scale and expertise to compete effectively in the provision of cloud computing services to enterprise customers. Alphabet showed in 2016 that it is serious about competing in the cloud by investing heavily in its Google Cloud Platform. Alphabet has proven its technical chops; now it must demonstrate the ability to build a world class enterprise sales and service capability against formidable competitors. The prize at stake is a leading position in a burgeoning industry that is likely to be characterized by both enormous size and oligopolistic economics.

After appreciating more than 46% in 2015, Alphabet’s stock price took a breather and appreciated only slightly in 2016, but the company’s intrinsic value

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

continued to rise at a breakneck pace. Setting aside operating losses from Alphabet’s speculative growth ventures, Alphabet finished the year with an enterprise value that amounted to roughly 21x the core business’s trailing twelve month after-tax operating income, a modest valuation for a company with Alphabet’s dominant position and rapid secular growth.

Carmax is the country’s largest retailer of used cars. Over the past five years, it has grown the top line by about 9% annually. The used car market is huge and Carmax has a small share, giving us confidence in its ability to maintain good growth for years to come. Carmax pioneered a no-haggle, transparent approach to what had been a painful shopping experience. Over its 24 years in business, the Company has stuck to its values and created a brand that stands for quality at a fair price. Many upstarts and franchised used car dealers have tried to copy it and a host of online players recently entered the field. But Carmax isn’t standing still. The Company has rolled out online credit approvals, home delivery and other innovations to improve the consumer experience. Carmax also has numerous scale advantages. It is the only car dealer that can economically advertise on a national level. Because of its volume, it has an information edge when it comes to buying trade-ins or setting a selling price that hits the right balance between profit and volume. The Company’s wholesale auction business and customer financing operation give it profit streams that are difficult for others to replicate. Carmax uses its profits to open more stores, fuel growth of the financing arm and buy back stock. The formula adds up to double-digit earnings growth. We bought the stock last year when it fell on concerns that a potential decline in new car sales might affect the used car market. Subsequently, Carmax’s results have been excellent.

After a particularly strong operating performance in 2015, O’Reilly Automotive performed very well against difficult comparisons. Sales rose 8% in the year to $8.6 billion on a comparable store sales increase of 4.8%, tops in the industry, but down from 7.5% in 2015.

Operating income rose 12% to $1.7 billion, and earnings per share rose 17% to $10.73, boosted by the company’s long-established practice of repurchasing shares. Once again, O’Reilly increased its margins, decreased working capital, and expanded its store base, adding 212 new stores and acquiring a well-run 48-store chain in New England, providing the company a step-up in its expansion into a new market.

O’Reilly continues to gain market share on both the commercial side of the house and the do-it-yourself, or DIY, side. We believe the differentiating factor here is superior service enhanced by unique distribution. O’Reilly tends to have better parts availability than rivals and can provide commercial garages with quick delivery. In the recent past, all the auto parts retailers have benefitted from falling gas prices, which has led to an increase in miles driven, an important economic indicator of demand for auto parts. That tailwind is likely to abate in 2017 as gasoline prices have risen recently. And O’Reilly is dialing back its new expansion while it integrates the acquisition of the chain it announced late last year. Still, we believe this in best-in-class operator will continue to grow at a healthy rate.

Dentsply Sirona is the product of the recent merger between Sirona, in which the Fund has had an investment since 2011, and Denstply. Sirona is a leading maker of digital dentistry equipment. Its product line includes CEREC, an innovative and useful CAD/CAM system that allows dentists to design and mill crowns in their offices during the course of a single patient visit. Dentsply is the world’s largest maker of dental consumables. The merger between these two companies creates the dental industry’s largest global supplier. It is our belief that Dentsply Sirona is in a unique position to create and sell new value-added solutions in both equipment and consumables over the years ahead. In addition, we think CEO Jeff Slovin is the right person to drive the combined organization toward a world-class level of performance.

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

Constellation Software notched a solid performance in 2016. After lapping some customer departures in its healthcare business, the company saw its organic growth rate accelerate to a healthy, mid-single-digit level by the second half of the year. Constellation also held onto the solid margin gains achieved in 2015, even as it integrated new acquisitions. As such, the company generated strong cash flow in the first three quarters of 2016. Constellation has a superb track record of making acquisitions at high rates of return, so we would be glad to see Chairman Mark Leonard and his team reinvest more of the cash they generate. Of late, it clearly has been a struggle to find good deals. The company deployed less cash on acquisitions than it did in 2015, despite lowering its hurdle rate for large purchases. In a few visible cases, competitors have broken Constellation’s deals by pipping it at the post. We appreciate management’s discipline and patience and we know the team is doing everything it can to reinvest more capital on terms that will reward shareholders. We are content to stay disciplined and patient alongside them.

Rolls Royce has been a difficult business to own in recent years. After we initially bought shares in 2007, the business performed well for an extended period on the back of strong order wins and the company’s growing market share in the all-important Civil Aerospace engine business. Rolls’ fortunes turned in 2014 as cost issues began to surface and non-aerospace end markets began to suffer. Last year, many investors began to question the Civil Aerospace business’s profitability as the company reported breakeven results. We didn’t foresee the weakness in Marine and we underappreciated the extent of Rolls’ poor cost structure across its business. However, we always knew that the years 2015 through 2018 would be more challenging in the Civil Aerospace business from an accounting standpoint than from an economic standpoint. Rolls’ Civil Aerospace business is in the midst of a major ramp up in output. It has been investing heavily to double the number of large civil engines it delivers annually from around 300 in 2015 to some

600 in 2018. Not only have the investments in facilities and operating expenses pressured margins and cash flows, but Rolls’ large civil engines generate a cash loss on delivery. For a company that is significantly increasing its market share, delivering more engines at a loss puts significant pressure on reported profit. But large civil engines typically are sold with aftermarket service contracts that generate substantial profits over their long service lives, generating an attractive return on investment for Rolls. So delivering new engines is a good thing, whatever the short-term profit pressures. As these engines begin accumulating flying miles, we expect to see Rolls’ cash earnings improve significantly. We believe this will begin to happen by 2019.

Rolls’ results in 2016 were anything but satisfactory. The company reported revenue at constant exchange rates down 2% and pre-tax profit down 49%. It’s hard to tease out how much was due to the ramp up in engine deliveries, but even taking that into account, the results were poor. Rolls’ non-core Marine business is quite weak and its Power Systems business is pressured by the downturn in energy and industrial markets. Looking forward, the company must improve its cost controls in all manufacturing segments and address a culture that has been too focused on engineering and not enough on efficiency. CEO Warren East has been fighting admirably to transform Rolls’ cost base and culture for the better since arriving in the summer of 2015.

Fastenal entered 2016 fighting significant cyclical headwinds which have only recently shown signs of abating. The industrial economy was depressed but stable over the course of the year, with the Federal Reserve’s industrial production index registering negative growth for most of the year before finally ticking into positive territory in December. Declining capital expenditures in the energy sector have exerted a significant drag on Fastenal’s results over the past couple of years and, here too, there are signs of improvement. Over the second half of the year, drilling activity picked up considerably.

Sequoia Fund, Inc.

Management’s Discussion of Fund Performance (Continued)

(Unaudited)

Provided current trends continue, we look for materially better growth from Fastenal in 2017.

During 2016 the Fund established new investments in Carmax, Chipotle Mexican Grill, Liberty Media, Charles Schwab and Wells Fargo while adding to existing investments in Constellation Software and Dentsply Sirona. Sequoia sold its investments in Allergan, Cabela’s, Canadian Natural Resources, Fortive, IBM, Idexx Labs., IMI plc, Monsanto, Perrigo, Praxair, Richemont, Precision Castparts (which was acquired by Berkshire Hathaway), Trimble Navigation, Valeant, Verisk, Wal-Mart, West Pharmaceutical and Zoetis. The Fund trimmed its investments in Fastenal, Mohawk, O’Reilly Automotive and TJX.

*    *    *    *    *

Sequoia Fund, Inc.

Growth of $10,000 Investment in the Fund

(Unaudited)

Sequoia Fund’s results as of December 31, 2016 appear below with comparable results for the S&P 500 Index:

To December 31, 2016	Sequoia Fund	S&P 500 Index*
1 Year	-6.90%	11.96%
5 Years (Annualized)	7.64%	14.66%
10 Years (Annualized)	5.96%	6.95%

The performance shown above represents past performance, assumes reinvestment of distributions, and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations.

Sequoia Fund, Inc.

Sector Breakdown

(Unaudited)

As of December 31, 2016	% of net assets

Diversified Companies	16.9%

U.S. Government Obligations	9.8%

Retailing	8.0%

Information Processing	6.7%

Application Software	5.9%

Internet Software & Services	5.7%

Automotive Retail	5.3%

Auto Parts	5.1%

Dental Equipment	4.8%

Aerospace/Defense	3.5%

Industrial & Construction Supplies	3.4%

Investment Banking & Brokerage	3.1%

Construction & Engineering	2.9%

Flooring Products	2.6%

Precision Instruments	2.5%

Diversified Banks	2.5%

Restaurants	1.9%

Advertising	1.8%

Healthcare Equipment	1.3%

Specialty Chemicals	1.3%

Electrical & Mechanical Systems	1.2%

Property and Casualty Insurance	1.2%

Internet Retail	1.1%

Healthcare	0.8%

Other Assets	0.7%

100.0%

Sequoia Fund, Inc.

Fees And Expenses of The Fund

(Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000	$1,072.40	$5.21
Hypothetical (5% return per year before expenses)	$1,000	$1,020.11	$5.08

* Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Sequoia Fund, Inc.

Schedule of Investments

December 31, 2016

(Percentages are of the Fund’s Net Assets)

Common Stocks (87.9%)

Shares		Value (Note 1)

	Advertising (1.8%)
854,302	Omnicom Group Inc	$72,709,643

	Aerospace/Defense (3.5%)
17,196,077	Rolls-Royce Holdings plc (United Kingdom)	141,566,383

	Application Software (4.3%)
388,766	Constellation Software, Inc. (Canada)	176,661,015

	Auto Parts (5.1%)
744,497	O’Reilly Automotive, Inc. (a)	207,275,410

	Automotive Retail (5.3%)
3,364,893	Carmax, Inc. (a)	216,665,460

	Construction & Engineering (2.9%)
2,043,163	Jacobs Engineering Group Inc. (a)	116,460,291

	Dental Equipment (4.8%)
3,435,757	Dentsply Sirona, Inc.	198,346,252

	Diversified Banks (2.5%)
1,864,956	Wells Fargo & Co.	102,777,725

	Diversified Companies (16.9%)
1,577	Berkshire Hathaway, Inc.-Class A (a)	384,978,817
1,878,154	Berkshire Hathaway, Inc.-Class B (a)	306,101,539

		691,080,356

	Electrical & Mechanical Systems (1.2%)
710,252	EMCOR Group, Inc.	50,257,431

	Flooring Products (2.6%)
530,213	Mohawk Industries, Inc. (a)	105,872,932

	Healthcare (0.8%)
379,211	Perrigo Company plc (Ireland)	31,561,732

	Healthcare Equipment (1.3%)
699,145	Danaher Corporation	54,421,447

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Schedule of Investments (Continued)

December 31, 2016

Shares		Value (Note 1)

	Industrial & Construction Supplies (3.4%)
2,994,391	Fastenal Company	$ 140,676,489

	Information Processing (6.7%)
2,673,766	MasterCard, Inc.-Class A	276,066,339

	Internet Retail (1.1%)
57,681	Amazon.com, Inc. (a)	43,253,251

	Internet Software & Services (5.7%)
148,518	Alphabet, Inc.-Class A (a)	117,693,089
148,928	Alphabet, Inc.-Class C (a)	114,945,609

		232,638,698

	Investment Banking & Brokerage (3.1%)
3,246,316	The Charles Schwab Corp	128,132,092

	Movies & Entertainment (0.0%)
51,019	Liberty Media Corp-Liberty Media -Class A (a)	1,599,446
1,203	Liberty Media Corp-Liberty Media -Class C (a)	37,690

		1,637,136

	Precision Instruments (2.5%)
770,699	Waters Corp. (a)	103,574,239

	Property and Casualty Insurance (1.2%)
4,001,461	Hiscox Ltd. (Bermuda)	50,152,644

	Restaurants (1.9%)
209,996	Chipotle Mexican Grill, Inc. (a)	79,235,691

	Retailing (8.0%)
34,657	Costco Wholesale Corp	5,548,932
781,007	Tiffany & Co.	60,473,372
3,481,803	TJX Companies, Inc.	261,587,859

		327,610,163

	Specialty Chemicals (1.3%)
1,356,950	Croda International plc (United Kingdom)	53,447,194

	Total Common Stocks (Cost $1,627,343,417)	3,602,080,013

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Schedule of Investments (Continued)

December 31, 2016

Principal Amount		Value (Note 1)
Corporate Bond (1.6%)
	Application Software (1.6%)
76,024,100	Constellation Software, Inc. (Canada)
	7.60%, 3/31/2040	$65,328,163

	Total Corporate Bond (Cost $65,283,154)	65,328,163

U.S. Government Obligations (9.8%)
400,000,000	United States Treasury Bill, 0.420% - 0.490%
	due 01/19/2017 through 02/09/2017	399,878,000

	Total U.S. Government Obligations
	(Cost $399,878,000)	399,878,000

	Total Investments (99.3%) (Cost $2,092,504,571) (b)	4,067,286,176

	Other Assets Less Liabilities (0.7%)	29,127,656

	Net Assets (100.0%)	$4,096,413,832

(a)	Non-income producing security.

(b)	The cost for federal income tax purposes is identical.

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1	–	unadjusted quoted prices in active markets for identical securities

Level 2	–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

Level 3	–	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2016, there were no transfers into or out of Level 1 or 2 measurements in the fair value hierarchy. There were no Level 3 securities held by the Fund during the year ended December 31, 2016.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Schedule of Investments (Continued)

December 31, 2016

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Common Stocks	Corporate Bond	U.S. Government Obligations	Total
Level 1 - Quoted Prices	$3,602,080,013	$—	$—	$3,602,080,013
Level 2 - Other Significant Observable Inputs	—	65,328,163	399,878,000	465,206,163

Total	$3,602,080,013	$65,328,163	$399,878,000	$4,067,286,176

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities, at value (cost $2,092,504,571) (Note 1)	$4,067,286,176
Cash on deposit	41,655,634
Receivable for investments sold	1,387,743
Receivable for capital stock sold	490,420
Dividends and interest receivable	3,259,289
Other assets	330,896

Total assets	4,114,410,158

Liabilities
Payable for capital stock repurchased	12,120,708
Accrued investment advisory fee	5,157,402
Accrued professional fees	337,503
Accrued other expenses	380,713

Total liabilities	17,996,326

Net Assets	$4,096,413,832

Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 25,399,044 shares outstanding	$2,109,750,368
Accumulated net realized gains on investments (Note 4)	11,928,509
Unrealized appreciation on investments and foreign currency transactions	1,974,734,955

Net Assets	$4,096,413,832

Net asset value per share	$161.28

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Income
Dividends, net of $471,689 foreign tax withheld	$36,798,746
Interest	3,550,543

Total investment income	40,349,289

Expenses
Investment advisory fee (Note 2)	51,213,068
Professional fees	2,528,867
Transfer agent fees	899,942
Independent Directors fees and expenses	330,772
Custodian fees	125,000
Other	634,164

Total expenses	55,731,813
Less professional fees reimbursed by insurance company (Note 5)	850,880

Expenses before reimbursement by Investment Adviser	54,880,933
Less expenses reimbursed by Investment Adviser (Note 2)	3,517,864

Net expenses	51,363,069

Net investment loss	(11,013,780)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments (Note 3)	1,223,698,320
Foreign currency transactions	(337,197)

Net realized gain on investments and foreign currency transactions	1,223,361,123
Net decrease in unrealized appreciation on investments and foreign currency translations	(1,738,207,180)

Net realized and unrealized (loss) on investments and foreign currency transactions and translations	(514,846,057)

Net decrease in net assets from operations	$(525,859,837)

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015

Increase (Decrease) in Net Assets
From operations
Net investment loss	$(11,013,780)	$(35,067,912)
Net realized gain on investments and foreign currency transactions	1,223,361,123	418,257,275
Net decrease in unrealized appreciation on investments and foreign currency translations	(1,738,207,180)	(963,888,313)

Net decrease in net assets from operations	(525,859,837)	(580,698,950)

Distributions to shareholders from:
Net realized gains	(824,149,302)	(345,179,339)

Capital share transactions
Shares sold	107,164,394	389,567,801
Shares issued to shareholders on reinvestment of net realized gain distributions	711,815,195	306,531,556
Shares repurchased	(2,113,437,940)	(1,097,370,461)

Net decrease from capital share transactions	(1,294,458,351)	(401,271,104)

Total decrease in net assets	(2,644,467,490)	(1,327,149,393)
Net Assets
Beginning of period	6,740,881,322	8,068,030,715

End of period (including accumulated net investment loss of $0 and $0, respectively)	$4,096,413,832	$6,740,881,322

Share transactions
Shares sold	600,631	1,585,069
Shares issued to shareholders on reinvestment of net realized gain distributions	4,394,430	1,476,907
Shares repurchased	(12,119,457)	(4,870,262)

Net decrease from capital share transactions	(7,124,396)	(1,808,286)

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$207.26		$235.00	$222.92	$168.31	$145.50

Income from investment operations
Net investment (loss)	(0.43)		(1.08)	(0.61)	(0.72)	(0.41)
Net realized and unrealized gains (losses) on investments	(15.16)		(16.15)	17.23	58.73	23.22
Net increase (decrease) in net asset value from operations	(15.59)		(17.23)	16.62	58.01	22.81

Less distributions from Net realized gains	(30.39)		(10.51)	(4.54)	(3.40)	—

Net asset value, end of period	$161.28		$207.26	$235.00	$222.92	$168.31

Total Return	(6.90)%		(7.31)%	7.56%	34.58%	15.68%

Ratios/Supplementary data
Net assets, end of period (in millions)	$4,096		$6,741	$8,068	$8,039	$5,837
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.07	% (a)	1.03%	1.03%	1.02%	1.03%
After expenses reimbursed by Investment Adviser	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment (loss) to average net assets	(0.22)%		(0.42)%	(0.26)%	(0.37)%	(0.26)%
Portfolio turnover rate	16%		10%	8%	2%	5%

(a) Reflects reduction of 0.02% for expenses reimbursed by insurance company.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Notes to Financial Statements

Note 1— Significant Accounting Policies

Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund is an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.

Valuation of investments: Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at time of valuation or when Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Fund’s Board of Directors.

B.

Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

C.

Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

D.

Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

E.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.

Note 2— Investment Advisory Agreement and Payments to Affiliates

The Investment Adviser provides the Fund with investment advice and administrative services.

Under the terms of the Advisory Agreement, the Investment Adviser receives an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. Under the Advisory Agreement, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1⁄2% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2016 and the Investment Adviser reimbursed the Fund $3,517,864. Such reimbursement is not subject to recoupment by the Investment Adviser.

The Fund has contractually agreed to pay an asset-based fee to a financial intermediary for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediary. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Agreement remains in effect. Total fees paid by the Investment Adviser to the intermediary on behalf of the Fund for the year ended December 31, 2016 were approximately $97,000.

For the year ended December 31, 2016, advisory fees of $51,213,068 were earned by the Investment Adviser and brokerage commissions of $1,272,509 were earned by Ruane, Cunniff & Goldfarb LLC, the Fund’s distributor and a wholly-owned subsidiary of the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser and Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund’s capital shares for the year ended December 31, 2016. There were no other amounts accrued or paid to interested persons, including officers and directors.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

Note 3— Investment Transactions

The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2016 were $744,007,896 and $2,950,748,907, respectively. Included in proceeds of sales is $558,522,209 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $426,279,050.

Note 4— Federal Income Tax Information

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2016, permanent differences primarily due to realized gains on redemptions in-kind not recognized for tax purposes, net operating loss and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in accumulated net realized gains of $425,900,621 with a corresponding increase in capital of $414,886,841, and a decrease to accumulated net investment loss of $11,013,780. These reclassifications had no effect on net assets.

At December 31, 2016 the aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,033,363,082 and $58,581,477, respectively.

The tax character of distributions paid for the years ended December 31, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from
Long-term capital gains	$824,149,302	$345,179,339

As of December 31, 2016 and December 31, 2015 the components of distributable earnings on a tax basis were as follows:

	2016	2015
Undistributed long-term gains	$11,928,509	$38,617,309
Unrealized appreciation	$1,974,734,955	3,712,942,135

	$1,986,663,464	$3,751,559,444

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

Note 5— Indemnification

The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, except as noted in the following paragraph, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss thereunder to be remote.

During 2016, the Fund indemnified the independent directors for $1,284,000 in legal fees incurred by the independent directors in connection with the Epstein suit discussed in Note 6. Such legal fees are included in professional fees in the Statement of Operations. A portion of these legal fees, $850,000, was paid directly to counsel for the independent directors pursuant to the Fund’s directors and officers insurance policy. The remainder of the legal fees was included as a fund expense subject to the expense reimbursement provision of the Investment Advisory Agreement. As set forth in Note 2, the Investment Adviser reimbursed the Fund $3,517,864 for the year-ended December 31, 2016 under such provision.

Note 6— Legal Proceedings

On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRAA/C Peter Christopher Gardener, derivatively and on behalf of the Fund, filed a suit against Ruane, Cunniff & Goldfarb Inc., Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of New York, County of New York. The Fund is also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserts derivative claims in connection with certain of the Fund’s investments against the Defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York (Manhattan). In February 2017, the court granted the defendants’ motion to dismiss all claims in the action.

On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of NewYork against Ruane, Cunniff & Goldfarb Inc., DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles Haldeman, Jr., Samuel G. Liss and John Does 1-20. The complaint asserts claims for breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., 1:16cv1900, U.S. District Court for the Southern District of New York. The plaintiffs in the action have dismissed without prejudice all claims against all of the defendants other than Ruane, Cunniff & Goldfarb Inc., which is now the only defendant in the case. The Fund is not a defendant in this lawsuit.

Sequoia Fund, Inc.

Notes to Financial Statements (Continued)

Ruane, Cunniff & Goldfarb Inc. believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them. The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.

Note 7— Subsequent Events

Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements.

During the year ended December 31, 2016, the Investment Adviser entered into an agreement to purchase securities as part of a private placement offering on behalf of its clients, including the Fund. Subsequent to December 31, 2016, the Investment Adviser allocated to the Fund, and the Fund purchased, approximately $117,000,000 in shares of these securities. As part of the purchase agreement, the Fund is restricted from selling the acquired shares for a maximum of six months following the date of acquisition.

There were no other subsequent events noted through the date of issuance of these financial statements.

Note 8— New Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also promote effective liquidity risk management across the open-end fund industry and enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The effective dates of these rules are generally December 1, 2018. Management is currently evaluating the impacts and implications of the updates, which have not yet been determined.

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Sequoia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sequoia Fund, Inc. (the “Fund”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for years ending prior to January 1, 2015 were audited by other auditors, whose report thereon dated February 19, 2015, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2017

Sequoia Fund, Inc.

Approval of Advisory Agreement

(Unaudited)

At a meeting held on December 5, 2016, the Board of Directors of Sequoia Fund, Inc. (the “Fund”), including a majority of the independent Directors, evaluated and approved the renewal of the advisory contract (the “Advisory Agreement”) between the Fund and Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”). In approving the renewal of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement.

Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided by the Investment Adviser to the Fund under the Advisory Agreement. They considered information about members of the Investment Committee and the Investment Adviser’s existing and planned staffing levels and changes to the staffing levels that had occurred since the last contract renewal. The Directors also considered information about the Investment Adviser’s investment and research process and the number of individuals devoted to investment research and portfolio management. They considered information regarding the compensation arrangements of the portfolio manager and members of the Investment Committee and information about investments in the Fund by the portfolio manager and members of the Investment Committee. Based on these factors and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Agreement.

Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. They considered information reflecting the Fund’s performance and the performance of the S&P 500 Index for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2016. They reviewed information concerning those portfolio holdings that contributed to the Fund’s performance during those periods, as well as holdings that detracted from such performance during those periods. They considered information about the Fund’s purchases and sales during the period. They also considered the Fund’s annualized performance compared to the performance of peer-group funds for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2016. They considered the source of the information and discussed the performance of the S&P 500 Index relative to the Fund’s performance. The Directors considered the Fund’s performance in light of information provided by the Investment Adviser concerning the performance of other advisory clients managed by the Fund’s portfolio manager for various periods through September 30, 2016. The Directors considered how the Investment Adviser evaluates the performance of the Fund and its rationale for the causes of the Fund’s performance during recent periods. The Directors also considered the Fund’s performance since inception and that of the S&P 500 Index for that period.

Fees. The Directors considered the fee paid to the Investment Adviser under the Advisory Agreement and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, the peer-group funds. They reviewed information showing that the Fund’s expense ratio was 1.00% (after expense reimbursements) and that the average expense ratio for the peer-group funds was 1.21%. They considered the Investment Adviser’s obligation under the Advisory Agreement to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1 1⁄2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They considered information concerning the Investment Adviser’s view of the advisory fee and the Fund’s recent and historical performance. The Directors also considered information regarding the fees charged by the Investment Adviser to its other advisory clients. Based on these

Sequoia Fund, Inc.

Approval of Advisory Agreement (Continued)

(Unaudited)

and other factors, the Directors determined that the fee charged by the Investment Adviser to the Fund under the Advisory Agreement was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the profitability of the Fund to the Investment Adviser. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a registered broker-dealer that is an affiliate of the Investment Adviser. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Agreement.

Economies of Scale. The Directors considered information concerning economies of scale and whether the existing advisory fee paid by the Fund to the Investment Adviser might require adjustment in light of any economies of scale. The Directors determined that no modification of the existing advisory fee was necessary.

In light of the Fund’s performance, the Investment Adviser’s provision of advisory and other services, the reasonableness of the Fund’s advisory fee compared to the advisory fees of peer-group funds and other factors, the Directors concluded that the renewal of the Advisory Agreement and retention of the Investment Adviser under the terms of the Advisory Agreement (including at the advisory fee rate set forth in the Advisory Agreement) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Agreement.

Sequoia Fund, Inc.

Directors and Officers

(Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about Fund Directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Interested Directors and Officer(3)
David M. Poppe, 52 9 West 57th Street New York, NY 10019	President, CEO & Director	13 Years	President & Director of Ruane, Cunniff & Goldfarb Inc.	None

John B. Harris, 40 9 West 57th Street New York, NY 10019	Director	Since May 20, 2016	Analyst of Ruane, Cunniff & Goldfarb Inc.	None

Independent Directors
Peter Atkins, 53 9 West 57th Street New York, NY 10019	Director	Since September 12, 2016	Managing Director, Permian Partners.	None

Edward Lazarus, 57 9 West 57th Street New York, NY 10019	Director(4)	2 Years	Executive Vice President and General Counsel of Tribune Media Co., and former Chief of Staff to the Chairman of the Federal Communications Commission.	None

Roger Lowenstein, 63 9 West 57th Street New York, NY 10019	Director	18 Years	Writer for Major Financial and News Publications.	None

Tim Medley, 73 9 West 57th Street New York, NY 10019	Director	Since March 14, 2016	President, Medley & Brown, LLC (SEC-registered investment adviser).	None

Robert L. Swiggett, 95 9 West 57th Street New York, NY 10019	Director	46 Years	Retired.	None

Sequoia Fund, Inc.

Directors and Officers (Continued)

(Unaudited)

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Additional Officers
Paul J. Greenberg, 54 9 West 57th Street New York, NY 10019	Treasurer	3 Years	Managing Director of BlackRock, Inc.	None

Michael Sloyer, 55 9 West 57th Street New York, NY 10019	General Counsel & Chief Compliance Officer	3 Years	General Counsel of Ruane, Cunniff & Goldfarb Inc.	None

Michael Valenti, 47 9 West 57th Street New York, NY 10019	Assistant Secretary	10 Years	Administrator of Ruane, Cunniff & Goldfarb Inc.	None

(1)	There are no other funds in the complex.
(2)	Directors serve until their resignation, removal or death.
(3)	Mr. Harris and Mr. Poppe are “interested persons” of the Fund, as defined by the 1940 Act, based on their positions with Ruane, Cunniff & Goldfarb Inc.
(4)	Effective January 1, 2017, Mr. Lazarus became the Chairperson of the Board.

Sequoia Fund, Inc.

Other Information

(Unaudited)

Results of Stockholder Meeting

A Special Meeting of the Stockholders of Sequoia Fund, Inc. was held on September 12, 2016. At the meeting, the stockholders were asked to consider and vote upon the election of three Directors of the Fund, each such Director to serve a term of indefinite duration and until his successor is duly elected and qualified. A majority of the votes cast at the Meeting (at which a quorum was present), voted in favor of electing each of the three Directors. The results were as follows:

	Voted For	Voted Against	Abstained
John B. Harris	13,347,879	985,540	276,352
Peter Atkins	13,705,552	617,170	287,055
Tim Medley	13,654,568	667,404	287,805

Other Information

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information regarding the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, view the most recent semi-annual or annual report on Sequoia Fund’s web site at http://www.sequoiafund.com/fund-reports.htm.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund’s web site at www.sequoiafund.com and use the ‘‘Shareholder Information’’ link to obtain all proxy information. This information may also be obtained from the SEC’s web site at www.sec.gov or by calling DST Systems, Inc. at 1-800-686-6884.

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Sequoia Fund, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

1-800-686-6884

Website: www.sequoiafund.com

Interested Directors

        David M. Poppe

        John B. Harris

Independent Directors

        Edward Lazarus, Chairperson of the Board

        Peter Atkins

        Roger Lowenstein

        Tim Medley

        Robert L. Swiggett

Officers

David M. Poppe	—	President & CEO
Paul J. Greenberg	—	Treasurer
Michael Sloyer	—	General Counsel & Chief Compliance Officer
Michael Valenti	—	Assistant Secretary

Investment Adviser	Registrar and Transfer Agent
Ruane, Cunniff & Goldfarb Inc.	DST Systems, Inc.
9 West 57th Street, Suite 5000	P.O. Box 219477
New York, New York 10019-2701	Kansas City, Missouri 64121

Distributor	Accounting Agent
Ruane, Cunniff & Goldfarb LLC	BNY Mellon Investment
9 West 57th Street, Suite 5000	Servicing (US) Inc.
New York, New York 10019-2701	4400 Computer Drive
Westborough, MA 01581
Custodian
The Bank of New York Mellon	Legal Counsel
MF Custody Administration Department	Seward & Kissel LLP
225 Liberty Street, 25th Floor	One Battery Park Plaza
New York, New York 10286	New York, New York 10004

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,500 for 2015 and $52,500 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2015 and $5,000 for 2016.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $21,672 for 2015 and $25,250 for 2016.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sequoia Fund, Inc.

By (Signature and Title)	/s/ David M. Poppe
David M. Poppe, President and CEO
(principal executive officer)

Date	2/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Poppe
David M. Poppe, President and CEO
(principal executive officer)

Date	2/28/2017

By (Signature and Title)	/s/ Paul J. Greenberg
Paul J. Greenberg, Treasurer
(principal financial officer)

Date	2/28/2017